Yields for You Strategy A ETF (YFYA)
a series of Listed Funds Trust

Supplement dated May 13, 2025
to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”)
each dated January 3, 2025

Effective May 23, 2025, the name of the Yields for You Strategy A ETF (the “Fund”) has been changed.

All references to “Yields for You Strategy A ETF” are hereby replaced with “Yields for You Income Strategy A ETF” in the Summary Prospectus, Prospectus and SAI.

In addition, the Fund’s Investment Objective has been revised as follows:

“The Yields for You Strategy A ETF (the “Income Strategy A ETF” or the “Fund”) seeks total return (i.e. income and capital appreciation) consistent with the preservation of capital.”

The aforementioned changes will not affect the day-to-day management of the Fund or its fees and expenses.

Please retain this Supplement for future reference.